UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2007
                                                           -------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-31565                06-1377322
-------------------------------  -----------------  ----------------------------
(State or other jurisdiction of     Commission           (I.R.S. Employer
incorporation or organization)      File Number          Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 8.01      Other Events
               ------------

               On July 27, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that the acquisition of 11 branches and certain assets and liabilities of Doral Bank, FSB, by the Company's commercial bank subsidiary, New York Commercial Bank, was completed on the evening of July 26th. The branches commenced operations under the banner of New York Commercial Bank on the morning of July 27th. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

       (d) Attached as Exhibit 99.1 is the press release issued by the Company on July 27, 2007 to announce that its acquisition of 11 branches and certain assets and liabilities from Doral Bank, FSB, had been completed on the evening of July 26th.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2007            NEW YORK COMMUNITY BANCORP, INC.
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                               /s/ Ilene A. Angarola
                               ---------------------
                               Ilene A. Angarola
                               First Senior Vice President
                               and Director, Investor Relations



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                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1         Press release issued by the Company on July 27, 2007.